UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 30, 2026

Date of Report (Date of earliest event reported)

Aprea Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39069	84-2246769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3805 Old Easton Road Doylestown, PA (Address of principal executive offices)	18902 (Zip Code)

Registrant's telephone number, including area code: (215) 948-4119 (Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	APRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On March 30, 2026, Aprea Therapeutics, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers, and the Purchasers agreed to purchase from the Company (i) pre-funded Common Stock purchase warrants (the “Pre-Funded Warrants”) to purchase up to approximately 37.2 million shares (the “Pre-Funded Warrant Shares”) of common stock, par value $0.001 per share of the Company (“Common Stock”) at a purchase price per Pre-Funded Warrant equal to $0.808, less the Pre-Funded Warrant Exercise Price, and (ii) common stock purchase warrants to purchase up to approximately 37.2 million shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.683 per share (the “Common Warrants” and together with the Pre-Funded Warrants, the “Warrants”). The closing of the private placement (the “Private Placement”) is expected to occur on March 31, 2026, subject to satisfaction of customary closing conditions (the “Closing Date”). The expected gross proceeds of the Private Placement are approximately $30 million, before deducting the placement agent fees and estimated offering expenses payable by the Company.

The Common Warrants will be exercisable immediately until December 31, 2029 (the “Termination Date”); provided, however, that, if the holder exercises all or any portion of the holder’s Pre-Funded Warrant, then, with respect to each such exercise of the holder’s Pre-Funded Warrant, the Termination Date of the Common Warrant with respect to such number of Warrant Shares as correspond to the number of shares of Common Stock issued upon such exercise of such Pre-Funded Warrant by the holder shall be the thirtieth (30th) calendar day after the date upon which the holder exercises such Pre-Funded Warrant. If a resale registration statement covering the shares of Common Stock underlying the Common Warrants is not effective and available at the time of exercise, the Common Warrants may be exercised by means of a “cashless” exercise formula. The Common Warrants may not be exercised to the extent that immediately following such exercise, the holder would beneficially own greater than 4.99% (or, at the election of the holder, greater than 9.99%) of the Company’s outstanding Common Stock.

The unfunded exercise price of each Pre-Funded Warrant will be fixed at a nominal amount of $0.001 per underlying Pre-Funded Warrant Share (the “Pre-Funded Warrant Exercise Price”). The Pre-Funded Warrants will be exercisable from the date of issuance until exercised in full and may not be exercised to the extent that immediately following such exercise, the holder would beneficially own greater than 4.99% (or, at the election of the holder, greater than 9.99%) of the Company’s outstanding Common Stock. The Pre-Funded Warrants may be exercised by means of a “cashless” exercise formula at any time while outstanding.

The Warrants do not contain any Black Scholes cash payment obligations, any “price protection” anti-dilution protection or any “price reset” provisions pursuant to which the exercise price of the Warrants is subject to adjustment or reset at a future date or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market prices for the Common Stock, or upon any future issuance or sale by the Company of shares of its capital stock or securities exercisable or exchangeable for or convertible into shares of the Company’s capital stock at exercise or conversion prices below the exercise price of the warrants, other than standard pro rata adjustments for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that would impact the Common Stock generally.

In connection with the Private Placement, the Company and the Purchasers entered into a Registration Rights Agreement, dated March 30, 2026 (the “Registration Rights Agreement”), providing for the registration for resale of the Pre-Funded Warrant Shares and the shares of Common Stock underlying the Common Warrants that are not then registered on an effective registration statement, pursuant to a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”) on or prior to the 30th day after the Closing Date. The Company has agreed to use its reasonable best efforts to cause the Registration Statement to be declared effective as promptly as practicable, but in no event later than the earlier of (i) the fifth trading day following the date on which the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments and (ii) the 45th calendar day following the date on which the Registration Statement is filed with the SEC (or, in the event of a “full review” by the SEC, the 60th calendar day following the filing date), and to keep the Registration Statement continuously effective from the date on which the SEC declares the Registration Statement to be effective until such date that all Registrable Securities (as such term is defined in the Registration Rights Agreement) covered by the Registration Statement have been sold pursuant to a registration statement under the Securities Act or under Rule 144 as promulgated by the SEC under the Securities Act. The Company has granted the Purchasers customary indemnification rights in connection with the Registration Statement. The Purchasers have also granted the Company customary indemnification rights in connection with the Registration Statement.

The Purchase Agreement also prohibits the Company from: (a) for 90 days following the date the Registration Statement has been declared effective, issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of any shares of Common Stock or any Common Stock Equivalents (as defined in the Purchase Agreement) or filing any registration statement other than the Registration Statement contemplated by the Purchase Agreement, or (b) for 180 days following the date the Registration Statement has been declared effective the Company or its Subsidiaries (as defined in the Purchase Agreement) effecting or entering into any agreement to effect the issuance any shares of Common Stock or any Common Stock equivalents involving a Variable Rate Transaction (as defined in the Purchase Agreement), subject to customary exceptions, including, without limitation, (i) issuances contemplated by the Purchase Agreement, (ii) pursuant to employee benefit plans, or (iii) beginning on the 90th day following the date the Registration Statement has been declared effective, pursuant to the Company’s existing at-the-market offering sales agreement. The Company has agreed to pay the reasonable and documented fees and expenses of counsel to the Lead Investor (as defined in the Purchase Agreement) in an amount not to exceed $50,000 in the aggregate.

Additionally, each of the directors and executive officers of the Company, pursuant to lock-up agreements, agreed not to sell or transfer any of the Company securities which they hold, subject to certain exceptions, during the period beginning on the Closing Date through the close of trading on the date that is the ninetieth (90th) day following the date the Registration Statement has been declared effective (each, a “Lock-Up Agreement”).

On March 30, 2026, and in connection with the Purchase Agreement, the Company entered into a customary placement agency agreement (the “Placement Agency Agreement”) with Oppenheimer & Co Inc. (“Oppenheimer”) and Maxim Group LLC (“Maxim” together with Oppenheimer, the “Placement Agents”). Pursuant to the Placement Agency Agreement, the Placement Agents are entitled to an aggregate cash fee of 7% of the gross cash proceeds paid by investors in the Private Placement (the “Placement Fee”). The Company has agreed to reimburse Oppenheimer for its reasonable expenses incurred in connection with the Private Placement in an aggregate amount not to exceed $50,000.

On March 30, 2026, in connection with the Private Placement, the Company entered into an Amendment to the Securities Purchase Agreement (the “Amendment”), effective as of March 26, 2026, with purchasers that purchased at least 50.1% in interest of the Shares (as defined in the January Purchase Agreement (as defined below)), to amend that certain Securities Purchase Agreement, dated January 28, 2026, by and among the Company and the purchasers party thereto (the “January Purchase Agreement”). Prior to the Amendment, the January Purchase Agreement prohibited the Company from (a) for a period of 30 days following the date the Registration Statement (as defined in the January Purchase Agreement) was declared effective, issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of any shares of Common Stock or any Common Stock Equivalents (each as defined in the January Purchase Agreement) or filing any registration statement other than the Registration Statement contemplated by the January Purchase Agreement, and (b) engaging in any Variable Rate Transaction (as defined in the January Purchase Agreement) for a period of 180 days following the date the Registration Statement contemplated by the January Purchase Agreement was declared effective. Pursuant to the Amendment, the January Purchase Agreement was amended to provide that the Company is prohibited (a) from the date of the January Purchase Agreement until March 26, 2026, from issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of any shares of Common Stock or any Common Stock Equivalents (each as defined in the January Purchase Agreement) or filing any registration statement other than the Registration Statement contemplated by the January Purchase Agreement, and (b) from effecting any Variable Rate Transaction (as defined in the January Purchase Agreement), until March 26, 2026, subject to customary exemptions.

The foregoing descriptions of the Pre-Funded Warrants, the Common Warrants, the Purchase Agreement, the Registration Rights Agreements, the Placement Agency Agreement, the Lock-Up Agreement and the Amendment are qualified in their entirety by reference to the full text of the forms of such documents, copies of which are attached hereto as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4 and 10.5 respectively, and each of which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 3.02 Unregistered Sales of Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Private Placement is incorporated herein by reference into this Item 3.02.

The Common Warrants, the Pre-Funded Warrants, and the shares of common stock underlying the Common Warrants and the Pre-Funded Warrants (collectively, the “Securities”) were, and will be, offered and sold in transactions exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. Each Purchaser is an “accredited investor,” as defined in Regulation D, and is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities will not initially be registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock, notes, or any other securities of the Company.

Item 7.01 Regulation FD Disclosure.

On March 30, 2026, the Company issued a press release announcing the signing of Purchase Agreement with the Purchasers. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On March 30, 2026, the Company issued a press release announcing the confirmation of a partial response (PR) in its ongoing ACESOT-1051 trial evaluating APR-1051, a potent and selective WEE1 kinase inhibitor. A copy of the press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

On March 30, 2026, the Company updated its corporate presentation slide deck. A copy of the corporate presentation slide deck is filed as Exhibit 99.3 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
4.1	Form of Pre-Funded Warrant
4.2	Form of Common Warrant
10.1*	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of Placement Agency Agreement
10.4	Form of Lock-Up Agreement
10.5	Form of Amendment to the Securities Purchase Agreement
99.1	Press Release of Aprea Therapeutics, Inc., dated as of March 30, 2026
99.2	Press Release of Aprea Therapeutics, Inc., dated as of March 30, 2026
99.3	Corporate Presentation (March 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules and exhibits have been omitted from this exhibit pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aprea Therapeutics, Inc.

Dated: March 30, 2026	By:	/s/ Oren Gilad
	Name:	Oren Gilad, Ph.D.
	Title:	President and Chief Executive Officer